Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 7, 2005



                                 PETROGEN CORP.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter)



         00-25579                                  87-0571853
(Commission file number)               (I.R.S. Employer Identification No.)



                      Suite 322 - 2000 South Dairy Ashford
                              Houston, Texas 77077
                    (Address of Principal Executive Offices)

                                  281-497-3700
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principle Officers; Election of Directors

On October 7th, 2005 Justin David Perryman was elected to the Board of Directors of the Company.

On October 4th, 2005, the Board of the Company accepted the resignation of Leo William Kerrigan as Director and President of Operations. Mr. Kerrigan cited he has resigned from the Company for personal reasons.


Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

              Not applicable.

(b) Pro Forma Financial Information.

              Not applicable.

(c) Exhibits.

          99.1    Resume for Justin David Perryman



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                                   SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         PETROGEN CORP.


Date:  October 7th, 2005        By: /s/ SACHA SPINDLER
                                   ____________________________________________
                                        Sacha Spindler, Chief Executive Officer